UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 21, 2014 (January 20, 2014)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 20, 2014, Kimball International, Inc. (the “Company”) announced that its Board of Directors (the “Board”) approved a plan to enhance shareholder value through a tax free spin-off of its Electronic Manufacturing Services (EMS) Segment. The spin-off will result in two standalone publicly-traded companies: Kimball International, Inc. - an industry leader in the sale and manufacture of quality office and hospitality furniture; and Kimball Electronics, Inc. - a leading global provider of electronic manufacturing services to the automotive, medical, industrial, and public safety markets. The Board expects the spin-off, which is intended to be tax-free to shareholders, to be completed in approximately 8 - 12 months.

Execution of the transaction requires further work on structure, management, governance and other significant matters. The completion of the spin-off is subject to certain customary conditions, including receipt of a legal opinion as to the tax-free nature of the spin-off and regulatory approvals, as well as certain other matters. The Company can make no assurance that any spin-off transaction will ultimately occur, or, if one does occur, its terms or timing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) James C. Thyen, President and Chief Executive Officer of the Company, announced that he will retire from his current role upon completion of the spin-off. In addition, Mr. Thyen will resign his position as a Director of the Company.

Douglas A. Habig, Chairman of the Board, also announced that he will retire from the Company and resign his position as a Director upon completion of the spin-off.

(c) Donald D. Charron, 50, currently President of the Kimball Electronics Group, will serve as Chairman of the Board and Chief Executive Officer of the new company Kimball Electronics, Inc. and Robert F. Schneider, 53, currently Chief Financial Officer, will serve as Chairman of the Board and Chief Executive Officer of Kimball International, Inc. upon completion of the spin-off.

The press release announcing the planned spin-off is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated January 20, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer
Date: January 21, 2014

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 20, 2014